Exhibit 10.10

SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Second Amended and Restated Investor Rights Agreement is made as of November 17, 2005 by and among Achillion Pharmaceuticals, Inc., a Delaware corporation (the “Company”), the holders of shares of the Company’s Series A Convertible Preferred Stock, $.01 par value per share (the “Series A Preferred”), Series B Convertible Preferred Stock, $.01 par value per share (the “Series B Preferred”), Series C Convertible Preferred Stock, $.01 par value per share (the “Series C Preferred”), Series C-1 Convertible Preferred Stock, $.01 par value per share (the “Series C-1 Preferred”), and Series C-2 Convertible Preferred Stock, $.01 par value per share (the “Series C-2 Preferred”) (collectively, the “Holders”).

RECITALS

A. The Company and certain of the Holders are parties to that certain Amended and Restated Investor Rights Agreement dated as of November 24, 2004 (the “Prior Investor Rights Agreement”).

B. On November 7, 2000 and March 30, 2001, the Company issued warrants to Connecticut Innovations, Inc. (“CII”) to purchase an aggregate of 341,667 shares of Common Stock (as defined below) (the “CII Warrants”).

C. On July 12, 2004 and October 28, 2004, the Company issued warrants to certain of the Holders to purchase shares of Common Stock (the “Lender Warrants”).

D. The Company and certain of the Holders desire to terminate and supersede the Prior Investor Rights Agreement and, together with the other Holders, to provide for certain arrangements with respect to (i) the registration of shares of capital stock of the Company under the Securities Act (as defined below), (ii) the right of first refusal of certain Holders with respect to certain issuances of securities of the Company, and (iii) certain covenants of the Company.

In consideration of the mutual covenants set forth herein, the parties agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“CII Shares” shall mean the shares of Common Stock issued or issuable upon exercise of the CII Warrants.

“Commission” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

“Common Stock” shall mean the Common Stock, $.001 par value, of the Company, as constituted as of the date of this Agreement.

“Conversion Shares” shall mean shares of Common Stock issued upon conversion of the Preferred Shares.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“IPO” shall mean the initial public offering of shares of Common Stock pursuant to an effective registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company.

“Lender Shares” shall mean the shares of Common Stock issued or issuable upon exercise of the Lender Warrants.

“Preferred Shares” shall mean any shares of Series A Preferred, Series B Preferred, Series C Preferred, Series C-1 Preferred and Series C-2 Preferred held by the parties hereto and any shares of Series B-[x] Convertible Preferred Stock, $.01 par value per share (the “Series B-[x] Preferred”), into which shares of Series B Preferred may convert from time to time.

“Purchase Agreement” shall mean the Series C-2 Convertible Preferred Stock Purchase Agreement, dated as of the date hereof, by and among the Company and the parties named therein, as such agreement may be amended from time to time.

“Registration Expenses” shall mean the expenses so described in Section 8.

“Restricted Stock” shall mean (i) the Conversion Shares, (ii) the CII Shares and (iii) the Lender Shares; provided, however, that shares of Common Stock which are Restricted Stock shall cease to be Restricted Stock when such shares have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act.

“Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

“Selling Expenses” shall mean the expenses so described in Section 8.

“Stockholders’ Agreement” shall mean the Third Amended and Restated Stockholders’ Agreement by and among the Company and certain Holders.

“Transaction Documents” shall mean this Agreement, the Purchase Agreement and the Stockholders’ Agreement.

2. Restrictive Legend. Each certificate representing Preferred Shares or Conversion Shares shall, except as otherwise provided in this Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

THE SALE AND ISSUANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES AND SUCH OFFER, SALE, PLEDGE, OR TRANSFER IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION OR (II) THERE IS AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION.

FURTHERMORE, THE SALE, PLEDGE, ASSIGNMENT, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION OF THESE SECURITIES ARE RESTRICTED PURSUANT TO THE TERMS OF AN INVESTOR RIGHTS AGREEMENT, AS AMENDED AND/OR RESTATED FROM TIME TO TIME, AMONG THE COMPANY, THE HOLDER OF THIS CERTIFICATE AND OTHER HOLDERS OF THE COMPANY’S SECURITIES (THE “RIGHTS AGREEMENT”). COPIES OF THE RIGHTS AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws.

3. Notice of Proposed Transfer. Prior to any proposed transfer of any Preferred Shares or Conversion Shares (other than under the circumstances described in Sections 4, 5 or 6), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act and any applicable state securities laws, whereupon the holder of such stock shall be entitled to transfer such stock in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer by a Holder to any affiliate of such Holder or by a Holder that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof or a limited liability company to a member of such limited liability company or a retired member of such limited liability company who retires after the date hereof, or to the estate of any such partner or retired partner and member or retired member or the transfer by gift, will or intestate succession of any partner or member to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Holder hereunder. Each certificate for Preferred Shares or Conversion Shares transferred as above provided shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act. The restrictions provided for in this Section 3 shall not apply to securities which are not required to bear the legend prescribed by Section 2 in accordance with the provisions of that Section.

4. Required Registration.

(a) At any time after the earliest of (i) six months after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, (ii) six months after the Company shall have become a reporting company under Section 12 of the Exchange Act, and (iii) the third anniversary of the date of this Agreement, the holders of Restricted Stock constituting at least 20% of the total shares of Restricted Stock then outstanding may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice if either (A) the reasonably anticipated aggregate price to the public of such public offering would exceed $5,000,000, or (B) the shares of Restricted Stock for which registration has been requested shall constitute at least 30% of the total shares of Restricted Stock then outstanding. For purposes of this Section 4 and Sections 5, 6, 13(a) and 13(d), the term “Restricted Stock” shall be deemed to include the number of shares of Restricted Stock which would be issuable to a holder of Preferred Shares upon conversion of all Preferred Shares held by such holder at such time, provided, however, that the only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock, and provided, further, however, that in any underwritten public offering contemplated by this Section 4 or Sections 5 and 6, the holders of Preferred Shares shall be entitled to sell such Preferred Shares to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 4 within 120 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering in which the holders of Restricted Stock shall have been entitled to join pursuant to Sections 5 or 6 and in which there shall have been effectively registered all shares of Restricted Stock as to which registration shall have been requested.

(b) Following receipt of any notice under Section 4, the Company shall immediately notify all holders of Restricted Stock from whom notice has not been received and shall use its reasonable best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the holders of a majority of the shares of Restricted Stock to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Restricted Stock pursuant to this Section 4 on three occasions only, provided, however, that such obligation shall be deemed satisfied only when all shares of Restricted Stock specified in notices received as aforesaid, for sale in accordance with the method of disposition specified in notices received as aforesaid (including a firm commitment underwritten public offering), shall have been sold pursuant to a registration statement covering such shares.

(c) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of marketing of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Restricted Stock to be sold. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

5. Incidental Registration. If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention to do so. Upon the written request of any such holder, received by the Company within 20 days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use its reasonable best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition by the holder of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Restricted Stock owned by such holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein, provided, however, that (i) such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company or requesting holders of Restricted Stock, and (ii) except in the case of a registration relating to the IPO, in no event may less than one-third of the total number of shares of Common Stock to be included in such underwriting be made available for shares of Restricted Stock. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5 without thereby incurring any liability to the holders of Restricted Stock.

6. Registration on Form S-3. If at any time (i) a holder or holders of Preferred Shares or Restricted Stock request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $1,000,000, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such notice. Whenever the Company is required by this Section 6 to use its best efforts to effect the registration of Restricted Stock, each of the procedures and requirements of Section 4 (including but not limited to the requirement that the Company notify all holders of Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, provided, however, that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 6, and provided, further, however, that the requirements contained in the first sentence of Section 4(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 6.

7. Registration Procedures. If and whenever the Company is required by the provisions of Sections 4, 5 or 6 to use its reasonable best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

(a) prepare and file with the Commission a registration statement (which, in the case of an underwritten public offering pursuant to Section 4, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers’ intended method of disposition set forth in such registration statement for such period.

(c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

(d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

(f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(g) if the offering is underwritten and at the request of any seller of Restricted Stock, use its best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration; (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the sellers of Restricted Stock requesting registration, addressed to the underwriters, if any, and to the sellers of Restricted Stock requesting registration, and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the sellers of Restricted Stock requesting registration, addressed to the underwriters, if any, and to the sellers of Restricted Stock requesting registration; and

(h) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

For purposes of Section 7(a) and 7(b) and of Section 4(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 120 days after the effective date thereof.

In connection with each registration hereunder, the sellers of Restricted Stock will furnish to the Company in writing such information with respect to themselves, the Restricted Stock held by them and the proposed method of disposition of such securities as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into, and perform its obligations under, a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company’s size and investment stature.

8. Expenses. All expenses incurred by the Company in complying with Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are called “Registration Expenses”. All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called “Selling Expenses”.

The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6. All Selling Expenses in connection with each registration statement under Sections 4, 5 or 6 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

9. Indemnification and Contribution.

(a) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse as incurred each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus.

(b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall be limited to the net proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

(c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Restricted Stock exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this Section 9 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 9 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Section 9, then, and in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such holder is responsible for the portion represented by the percentage that the public offering price of its Restricted Stock offered by the registration statement bears to the public offering price of all securities offered by such registration statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Restricted Stock offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

10. Right of First Offer. The Company shall, prior to any issuance by the Company of any of its securities (other than debt securities with no equity feature), offer to each holder of Series B Preferred, Series C Preferred, Series C-1 Preferred, Series C-2 Preferred and Series B-[x] Preferred (individually, a “Series Preferred Holder” and, collectively, the “Series Preferred Holders”) by written notice the right, for a period of twenty (20) days, to purchase all of such securities for cash at an amount equal to the price or other consideration for which such securities are to be issued; provided, however, that the first offer rights of the Series Preferred Holders pursuant to this Section 10 shall not apply to securities issued (A) upon conversion of any of the Preferred Shares, (B) as a stock dividend or upon any subdivision of shares of Common Stock, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock, (C) pursuant to subscriptions, warrants, options, convertible securities, or other rights which are listed in Schedule II to the Purchase Agreement as being outstanding on the date of this Agreement, (D) solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity, (E) pursuant to a firm commitment underwritten public offering, (F) pursuant to (i) the issuance of Common Stock to directors, officers, employees or consultants of the Company or (ii) the exercise of options to purchase Common Stock granted to directors, officers, employees or consultants of the Company, in each case, in connection with their service to the Company, not to exceed in the aggregate 8,000,000 shares (appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and the like with respect to the Common Stock) less the number of shares (as so adjusted) issued pursuant to subscriptions, warrants, options, convertible securities, or other rights outstanding on the date of this Agreement and listed in Schedule II to the Purchase Agreement pursuant to clause (C) above (the shares exempted by this clause (F) being hereinafter referred to as the “Reserved Employee Shares”), (G) in connection with Board of

Director-approved bank loans or equipment financings and (H) pursuant to the Purchase Agreement. The Company’s written notice to the Series Preferred Holders shall describe the securities proposed to be issued by the Company and specify the number, price and payment terms. Each Series Preferred Holder may accept the Company’s offer as to the full number of securities offered to it or any lesser number, by written notice thereof given it to the Company prior to the expiration of the aforesaid twenty (20) day period, in which event the Company shall promptly sell and such Series Preferred Holder shall buy, upon the terms specified, the number of securities agreed to be purchased by such Series Preferred Holder. Notwithstanding the foregoing, if the Series Preferred Holders agree, in the aggregate, to purchase more than the full number of securities offered by the Company, then each Series Preferred Holder accepting the Company’s offer shall first be allocated the lesser of (i) the number of securities which such Series Preferred Holder agreed to purchase and (ii) the number of securities as is equal to the full number of securities offered by the Company multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock held by such Series Preferred Holder as of the date of the Company’s notice of offer (treating such Series Preferred Holder, for the purpose of such calculation, as the holder of the number of shares of Common Stock which would be issuable to such Series Preferred Holder upon conversion, exercise or exchange of all securities (including but not limited to the Preferred Shares) held by such Series Preferred Holder on the date such offer is made, that are convertible, exercisable or exchangeable into or for (whether directly or indirectly) shares of Common Stock) and the denominator of which shall be the aggregate number of shares of Common Stock (calculated as aforesaid) held on such date by all Series Preferred Holders who accepted the Company’s offer, and the balance of the securities (if any) offered by the Company shall be allocated among the Series Preferred Holders accepting the Company’s offer in proportion to their relative equity ownership interests in the Company (calculated as aforesaid), provided that no Series Preferred Holder shall be allocated more than the number of securities which such Series Preferred Holder agreed to purchase and provided further that in cases covered by this sentence all Series Preferred Holders shall be allocated among them the full number of securities offered by the Company. The Company shall be free, at any time prior to ninety (90) days after the date of its notice of offer to the Series Preferred Holders, to offer and sell to any third party or parties the number of such securities not agreed by the Series Preferred Holders to be purchased by them, at a price and on payment terms no less favorable to the Company than those specified in such notice of offer to the Series Preferred Holders. However, if such third-party sale or sales are not consummated within such ninety (90) day period, the Company shall not sell such securities as shall not have been purchased within such period without again complying with this Section 10. This Right of First Offer will terminate upon the closing of an IPO or a sale of all or substantially all of the capital stock or assets of the Company.

11. Covenants.

(a) Financial Statements, Reports, Etc. The Company shall furnish to each Series Preferred Holder:

(i) within ninety (90) days after the end of each fiscal year of the Company a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such fiscal year and the related consolidated statements of income, stockholders’ equity and cash flows for the fiscal year then ended, prepared in accordance with generally accepted accounting principles and certified by a firm of independent public accountants of recognized national standing selected by the Board of Directors of the Company;

(ii) within thirty (30) days after the end of every other month (or at the end of any other month, if requested by a Series Preferred Holder) in each fiscal year (other than the last month in each fiscal year) a consolidated balance sheet of the Company and its subsidiaries, if any, and the related consolidated statements of income, stockholders’ equity and cash flows, unaudited but prepared in accordance with generally accepted accounting principles and certified by the President or Chief Financial Officer of the Company, such consolidated balance sheet to be as of the end of such month and such consolidated statements of income, stockholders’ equity and cash flows to be for such month and for the period from the beginning of the fiscal year to the end of such month, in each case with comparative statements for (i) the prior fiscal year and (ii) the current annual budget, provided that the Company’s obligations under this Section 11(a)(ii) shall terminate upon the closing of the IPO;

(iii) as soon as practicable, but in any event prior to the commencement of each fiscal year, a budget and business plan for such fiscal year, prepared on a monthly basis, including balance sheets, income statements and statements of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

(iv) promptly following receipt by the Company, each audit response letter, accountant’s management letter and other written report submitted to the Company by its independent public accountants in connection with an annual or interim audit of the books of the Company or any of its subsidiaries;

(v) promptly after the commencement thereof, notice of all actions, suits, claims, proceedings, investigations and inquiries that could materially adversely affect the Company or any of its subsidiaries, if any;

(vi) promptly upon sending, making available or filing the same, all press releases, reports and financial statements that the Company sends or makes available to its stockholders or directors or files with the Commission; and

(vii) promptly, from time to time, such other information regarding the business, prospects, financial condition, operations, property or affairs of the Company and its subsidiaries, if any, as such Series Preferred Holder reasonably may request.

(b) Reserve for Conversion Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock and Preferred Stock, for the purpose of effecting the conversion of the Preferred Shares, such number of its duly authorized shares of Common Stock and Preferred Stock as shall be sufficient to effect the conversion of the Preferred Shares from time to time outstanding. If at any time the number of authorized but unissued shares of Common Stock or Preferred Stock shall not be sufficient to effect the conversion of the Preferred Shares or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock or Preferred Stock, as the case may be, to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Preferred Shares. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the issuance of shares of Common Stock upon exercise of the Lender Warrants, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the issuance of such Common Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect such issuance, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(c) Corporate Existence. The Company shall maintain and, except as otherwise permitted by Section 11(p), cause each of its subsidiaries (if any) to maintain, their respective corporate existence, rights and franchises in full force and effect.

(d) Property, Business, and Liability Insurance. The Company shall maintain and cause each of its subsidiaries (if any) to maintain as to their respective properties and business, with financially sound and reputable insurers, insurance against such casualties and contingencies and of such types and in such amounts as is customary for companies similarly situated, which insurance shall be deemed by the Company to be sufficient. The Company shall maintain directors’ and officers’ liability insurance in the amount of at least $2,000,000.

(e) Inspection, Consultation and Advice. The Company shall permit and cause each of its subsidiaries (if any) to permit each Series Preferred Holder and such persons as it may designate (so long as such persons shall be subject to a confidentiality agreement), at such Series Preferred Holder’s expense, to visit and inspect any of the properties of the Company and its subsidiaries, examine their books and take copies and extracts therefrom, discuss the affairs, finances and accounts of the Company and its subsidiaries with their officers, employees and public accountants (and the Company hereby authorizes said accountants to discuss with such Series Preferred Holders and such designees such affairs, finances and accounts), and consult with and advise the management of the Company and its subsidiaries as to their affairs, finances and accounts, all at a reasonable times and upon reasonable notice.

(f) Restrictive Agreements Prohibited. Neither the Company nor any of its subsidiaries shall become a party to any agreement which by its terms restricts the Company’s performance of any of the terms of the Transaction Documents or the provisions of the Company’s Certificate of Incorporation, as amended or restated from time to time (the “Charter”).

(g) Transactions with Affiliates. Except for transactions contemplated by the Transaction Documents or as otherwise approved by the Board of Directors, neither the Company nor any of its subsidiaries shall enter into any transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of any class or series of capital stock of the Company or any of its subsidiaries, member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, except for transactions on customary terms related to such person’s employment.

(h) Expenses of Directors. The Company shall promptly reimburse in full each member of the Board of Directors designated pursuant to Sections 4(a)(ii)(A), 4(a)(ii)(B), 4(a)(ii)(D), 4(a)(ii)(E), 4(a)(ii)(F), 4(a)(ii)(G) and 4(a)(ii)(H) of the Stockholders’ Agreement for all of his reasonable out-of-pocket expenses incurred in attending each meeting of the Board of Directors of the Company or any committee thereof.

(i) Use of Proceeds. The Company shall use the proceeds from the sale of the Preferred Shares solely for working capital, repayment of indebtedness, payment of counsel fees and disbursements, start-up costs such as the purchase or lease of equipment and payment of other fees and expenses associated with the transactions contemplated hereby.

(j) Board of Directors Meetings. Unless otherwise agreed to by a majority of the Board of Directors, including a majority of members of the Board of Directors designated pursuant to Sections 4(a)(ii)(A), 4(a)(ii)(B),4(a)(ii)(E), 4(a)(ii)(F) and 4(a)(ii)(G) of the Stockholders’ Agreement (the “Purchaser Directors”), the Company shall use its best efforts to ensure that meetings of its Board of Directors are held at least six times each year and at least once every two months. The Company shall send to each such Purchaser Director the notice of the time and place of such meeting, the agenda and any other materials to be discussed at the meeting so that the notice, agenda and materials are received at least 48 hours prior to any meeting of the Board of Directors. The Company shall also provide to each such Purchaser Director, in a timely manner, copies of all notices, reports, minutes and consents at the time and in the manner as they are provided to the Board of Directors or committee, except for information reasonably designated as proprietary information by the Board of Directors.

(k) Compensation. The Company shall not (i) pay to its management compensation in excess of that compensation customarily paid to management in companies of similar size, of similar maturity, and in similar businesses, or (ii) approve any change in the compensation of the officers of the Company, without the consent of the compensation committee of the Board of Directors.

(l) By-laws. The Company shall at all times cause its By-laws to provide that, (i) unless otherwise required by the laws of the State of Delaware, (A) any two directors and (B) any holder or holders of at least (1) 25% of the outstanding shares of Series B Preferred, (2) 20% of the outstanding shares of Series C Preferred or (3) 20% of the outstanding shares of Series C-2 Preferred shall have the right to call a meeting of the Board of Directors or stockholders and (ii) the number of directors fixed in accordance therewith shall in no event conflict with any of the terms or provisions of the Series B Preferred, Series C Preferred or Series C-2 Preferred as set forth in the Charter. The Company shall at all times maintain provisions in its By-laws and/or Charter indemnifying all directors against liability and absolving all directors from liability to the Company and its stockholders to the maximum extent permitted under the laws of the State of Delaware.

(m) Performance of Contracts. The Company shall not amend, modify, terminate, waive or otherwise alter, in whole or in part, any of the Noncompetition and

Nondisclosure Agreements without the consent of the Board of Directors and a majority of the Purchaser Directors.

(n) Issuance of Reserved Employee Shares. The Company shall not grant to any of its employees options or other rights to purchase Reserved Employee Shares without the consent of the Board of Directors; provided, however, that the Chief Executive Officer of the Company may grant such options or rights pursuant to the authority granted to him by the Board of Directors of the Company.

(o) Noncompetition and Nondisclosure Agreements. The Company shall use its reasonable best efforts to obtain a Noncompetition Agreement from all future key employees and key consultants and a Nondisclosure Agreement from all future officers, key employees, key consultants and other employees who will have access to confidential information of the Company, upon their employment by the Company. The compensation committee of the Board of Directors shall set the guidelines for determining who is a “key employee” and “key consultant” for purposes of this Section 11(o).

(p) Activities of Subsidiaries. The Company will not organize or acquire any entity that is a subsidiary unless such subsidiary is wholly-owned (directly or indirectly) by the Company. The Company shall not permit any subsidiary to consolidate or merge into or with or sell or transfer all or substantially all its assets, except that any subsidiary may (i) consolidate or merge into or with or sell or transfer assets to any other subsidiary, or (ii) merge into or sell or transfer assets to the Company. The Company shall not sell or otherwise transfer any shares of capital stock of any subsidiary, except to the Company or another subsidiary, or permit any subsidiary to issue, sell or otherwise transfer any shares of its capital stock or the capital stock of any subsidiary, except to the Company or another subsidiary. The Company shall not permit any subsidiary to purchase or set aside any sums for the purchase of, or pay any dividend or make any distribution on, any shares of its stock, except for dividends or other distributions payable to the Company or another subsidiary.

(q) Compliance with Laws. The Company shall comply, and cause each subsidiary to comply, with all applicable laws, rules, regulations and orders, noncompliance with which could materially adversely affect its business or condition, financial or otherwise.

(r) Keeping of Records and Books of Account. The Company shall keep, and cause each subsidiary to keep, adequate records and books of account, in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and such subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

(s) Change in Nature of Business. The Company shall not make, or permit any subsidiary to make, any material change in the nature of its business as set forth in the business plan furnished to the Series Preferred Holders.

(t) U.S. Real Property Interest Statement. The Company shall provide prompt written notice to each Series Preferred Holder following any “determination date” (as defined in Treasury Regulation Section 1.897-2(c)(i)) on which the Company becomes a United States real property holding corporation. In addition, upon a written request by any Series Preferred Holder, the Company shall provide such Series Preferred Holder with a written statement informing the Series Preferred Holder whether such Series Preferred Holder’s interest in the Company constitutes a U.S. real property interest. The Company’s determination shall comply with the requirements of Treasury Regulation Section 1.897-2(h)(1) or any successor regulation, and the Company shall provide timely notice to the Internal Revenue Service, in accordance with and to the extent required by Treasury Regulation Section 1.897-2(h)(2) or any successor regulation, that such statement has been made. The Company’s written statement to any Series Preferred Holder shall be delivered to such Series Preferred Holder within ten (10) days of such Series Preferred Holder’s written request therefor. The Company’s obligation to furnish a written statement pursuant to this Section 11(t) shall continue notwithstanding the fact that a class of the Company’s stock may be regularly traded on an established securities market.

(u) International Investment Survey Act of 1976. The Company shall use its best efforts to file on a timely basis all reports required of it under 22 U.S.C. Section 3104, or any similar statute, relating to a foreign person’s direct or indirect investment in the Company.

(v) Rule 144A Information. The Company shall, at all times during which it is neither subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, provide in writing, upon the written request of any Series Preferred Holder or a prospective buyer of Preferred Shares or Conversion Shares from any Series Preferred Holder, all information required by Rule 144A(d)(4)(i) of the General Regulations promulgated by the Commission under the Securities Act (“Rule 144A Information”). The Company also shall, upon the written request of any Series Preferred Holder, cooperate with and assist such Series Preferred Holder or any member of the National Association of Securities Dealers, Inc. PORTAL system in applying to designate and thereafter maintain the eligibility of the Preferred Shares or Conversion Shares, as the case may be, for trading through PORTAL. The Company’s obligations under this Section 11(v) shall at all times be contingent upon the relevant Series Preferred Holder’s obtaining from the prospective buyer of Preferred Shares or Conversion Shares a written agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than a person who will assist such buyer in evaluating the purchase of any Preferred Shares or Conversion Shares.

(w) Compensation and Audit Committees. At least two (2) of the Purchaser Directors shall be members of the compensation committee of the Board of Directors. At least one (1) of the Purchaser Directors shall be a member of each of the audit committee and any other material committee of the Board of Directors. At least one (1) member of the compensation committee shall be a Board member representing SGC Partners I LLC. Each committee shall consist of no more than three (3) members.

(x) Increase in Option Pool. The Company shall not increase the number of shares of capital stock reserved for issuance in connection with its equity incentive plans (including, without limitation, its stock option plan) in excess of 8,000,000 shares without the consent of a majority of the Purchaser Directors.

(y) Leasing Line. The Company shall not enter into a leasing line without the consent of the Board of Directors.

(z) Capital Expenditures. The Company shall not incur any capital expenditures in excess of $500,000 without the consent of a majority of the Purchaser Directors.

(aa) Materials, Supplies and Equipment. The Company shall not enter into an agreement for the future purchase of materials, supplies or equipment in excess of its normal operating requirements without the consent of the Board of Directors or such officers as the Board may designate.

(bb) Severance Agreements. The Company shall not enter into an agreement for the employment of any officer, employee or other person (whether of a legally binding nature or in the nature of informal understandings) on a full-time or consulting basis which is not terminable on notice without cost or other liability to the Company, except normal severance arrangements and accrued vacation pay, without the consent of the Board of Directors.

(cc) Employee Benefits. The Company shall not enter into a bonus, pension, profit-sharing, retirement, hospitalization, insurance, stock purchase, stock option or other plan, agreement or understanding pursuant to which benefits are provided to any employee of the Company (other than group insurance plans which are not self-insured and are applicable to employees generally) without the consent of the Board of Directors.

(dd) Borrowing Money. The Company shall not enter into an agreement relating to the borrowing of money or to the mortgaging or pledging of, or otherwise placing a lien or security interest on any asset of the Company without the consent of a majority of the Purchaser Directors, other than liens arising in the ordinary course of business (not in respect of indebtedness for borrowed money).

(ee) Guarantees. The Company shall not enter into a guaranty of any obligation for borrowed money or otherwise without the consent of a majority of the Purchaser Directors.

(ff) Stockholder Agreements. Except for the Stockholders’ Agreement, the Company shall not enter into a voting trust or agreement, stockholders’ agreement, pledge agreement, buy-sell agreement or first refusal or preemptive rights agreement relating to any securities of the Company without the consent of a majority of the Purchaser Directors.

(gg) Capital Stock. The Company shall not enter into an agreement or obligation (contingent or otherwise) to issue, sell or otherwise distribute or to repurchase or otherwise acquire or retire any share of its capital stock or any of its other equity securities without the consent of a majority of the Purchaser Directors.

(hh) Technology. The Company shall not sell, transfer or encumber technology other than licenses granted in the ordinary course of business without the consent of a majority of the Purchaser Directors.

(ii) Termination of Covenants. The covenants set forth in Sections 11(b), 11(c), 11(f), 11(q) and 11(r) and in Sections 11(t) through 11(hh) shall terminate and be of no further force or effect as to each of the Series Preferred Holders when such Series Preferred Holder no longer holds any shares of capital stock of the Company. All of the other covenants set forth in this Section 11 shall terminate and be of no further force or effect as to each of the Series Preferred Holders when such Series Preferred Holder owns less than 20% of the shares of Series B Preferred, Series C Preferred, Series C-1 Preferred or Series C-2 Preferred (appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and the like with respect to the Series B Preferred Stock, Series C Preferred Stock, Series C-1 Preferred Stock and Series C-2 Preferred Stock) originally purchased by such Series Preferred Holder.

(jj) Maintenance of Connecticut Presence and Remedy for Failure to Maintain Connecticut Presence.

(i) The Company shall maintain a “Connecticut Presence” and shall not relocate (as that term is defined in Section 32-5a of the Connecticut General Statutes) outside of the State of Connecticut. A “Connecticut Presence” shall mean (i) maintaining the Company’s principal place of business (including its executive offices) in the State of Connecticut, (ii) basing a majority of its employees in the State of Connecticut, and (iii) having a majority of its internal Company payroll expenses attributable to employees based in the State of Connecticut.

(ii) For purposes of determining whether the Company is in compliance with subsection (i) above, the assets, revenues and employees of any business acquired by the Company (by stock purchase, asset acquisition or otherwise) after the date hereof on an arm’s-length basis from a non-affiliate of the Company (provided that such acquired business had been operating for at least one year at the time of such acquisition) (each, an “Excluded Acquired Business”) shall be excluded and disregarded and the Company shall not be deemed in violation of this covenant by virtue of the operations of any Excluded Acquired Business.

(iii) It shall not constitute a violation of the covenant contained in subsection (i) above and such covenant shall be of no further effect in the event of a Company Acquisition (as defined herein) in connection with which Connecticut Emerging Enterprises, L.P. (“CEE”) and/or Connecticut Innovations, Incorporated (“CII”) receives a liquidation, distribution with respect to, or cash, securities or other property in exchange for, all of the shares, including Warrant Shares, of Series B Preferred, Series C Preferred or Series C-2 Preferred (or shares of common stock into which such shares may have been converted) issued to and then collectively, held by CEE and CII on substantially the same terms as other holders of Series B Preferred, Series C Preferred or Series C-2 Preferred (or as to shares of common stock into which such shares of Series B Preferred, Series C Preferred or Series C-2 Preferred may have been converted, other holders of common stock). A “Company Acquisition” shall mean the merger or consolidation of the Company into or with a corporation not previously affiliated with the Company, or the acquisition of the Company’s capital stock by a person not previously affiliated with the Company, or the sale of all or substantially all the assets of the Company to a person not previously affiliated with the Company, in a single transaction or series of related transactions, unless, upon consummation of such merger, consolidation, acquisition of capital stock or sale of assets, the holders of voting securities of the Company immediately prior to such merger, consolidation, acquisition of capital stock or sale of assets own directly or indirectly more than 50% of the voting power to elect directors of the consolidated or surviving or acquiring corporation.

(iv) Notwithstanding anything to the contrary contained in subsection (i) above, the Board of Directors of the Company may determine in its good faith and reasonable judgment that the best interests of the Company and its shareholders shall require that the Company cease to maintain a Connecticut Presence and/or relocate. In such case, at least ninety days prior to acting upon such determination, the Company agrees to enter into good faith discussions with CII concerning such proposed change and the circumstances under which the Company may be willing not to make such change. Upon the expiration of such ninety (90) day period, the Company may cease to maintain a Connecticut Presence or relocate, provided that in such case the Company shall forthwith enter into good faith negotiations with CII to acquire (or arrange for a third party to acquire) all of the shares of Series B Preferred, Series C Preferred or Series C-2 Preferred, including warrant shares, then collectively held by CII and CEE upon such terms and conditions, including the fair value price and timing (by installments or otherwise) of the acquisition of such securities, as the Company and CII may mutually agree and at CII’s option, such securities will be purchased by the Company and/or a third-party investor. If the Company and CII shall not have agreed on and how to deal with the changed circumstances within sixty (60) days after such negotiations shall have commenced, then either party shall have the right at any time thereafter to require that the resolution of such issue be submitted to binding arbitration in East Hartford, Connecticut pursuant to the American Arbitration Association’s arbitration program. The Company and CII both hereby agree to such arbitration and waive their rights to a court or jury trial for purposes of this Section 11(jj) only.

(kk) Connecticut Employment.

(i) The Company shall use its reasonable best efforts to create jobs in the State of Connecticut and shall use its reasonable best efforts to employ residents of Connecticut in these jobs, consistent with the exercise of the good faith business judgment of the Board of Directors of the Company.

(ii) The Company shall furnish to CII copies of the quarterly reports filed by the Company and any of its subsidiaries with the Connecticut Department of Labor and upon request, employment records and such other personnel records to the extent permitted by law as CII may reasonably request to verify the creation or retention of Connecticut employment.

(iii) The Company hereby authorizes CII to examine, and will at any time at the request of CII provide CII with such additional authorization satisfactory to the Connecticut Department of Labor as may be necessary to enable CII to examine all records of said department relating to the Company and/or any of its subsidiaries, subject to any limitation imposed by applicable law.

(ll) Equal Opportunity. The Company agrees and warrants that it is an equal opportunity employer and that it does not discriminate. The Company further agrees and warrants that:

(i) The Company will not discriminate or permit discrimination against any employee applicant for employment because of sex, sexual orientation, race, color, religious creed, age, marital status, mental retardation, physical disability, National origin, or ancestry. Such action shall include, but not be limited to, the following: employment upgrading, demotion or transfer; recruitment advertising; lay-off or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship.

(ii) The Company agrees to take affirmative action to insure that applicants with job-related qualifications are employed.

(iii) The Company will, in its solicitation for employees, state that it is an “affirmative action-equal opportunity employer.”

(iv) The Company agrees to provide each labor union or representative of workers with which the Company has a collective bargaining agreement or other contract or understanding and each vendor with which the Company has a contract or understanding, a notice to be provided by the Commission of Human Rights and Opportunities (the “CHRO”) and to post copies of the notice in conspicuous places available to employees and applicants for employment.

(v) The Company agrees to cooperate with CII, the State of Connecticut and/or any of its agencies and the CHRO to insure that the purpose of this equal opportunity clause is being carried out.

(vi) The Company agrees to comply with all relevant regulations and orders issued by the CHRO, to provide the CHRO with such information as it may request, and to permit the CHRO access to pertinent books, records and accounts concerning the contractor’s employment practices and procedures.

(vii) The Company agrees to comply with all of the requirements set out by Sections 4a-60 and 4a-60a of the Connecticut General Statutes, as it may be amended.

(viii) The Company agrees to post a notice of this acceptance of the foregoing equal employment opportunity provisions at its place of business, clearly visible, in such form as is satisfactory CII.

12. Changes in Common Stock or Preferred Stock. If, and as often as, there is any change in the Common Stock or the Preferred Stock by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Stock as so changed.

13. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, at all times after 90 days after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

(b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

14. Representations and Warranties.

(a) The Company represents and warrants to each Holder as follows:

(i) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of the Company or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

(ii) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to (A) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (B) rules of law governing specific performance, injunctive relief or other equitable remedies.

(b) Each Holder represents and warrants to the Company as follows:

(i) The execution, delivery and performance of this Agreement by such Holder have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Charter or By-laws of such Holder or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of such Holder.

(ii) This Agreement has been duly executed and delivered by such Holder and constitutes the legal, valid and binding obligation of such Holder, enforceable in accordance with its terms, subject to (A) laws of general application relating to bankruptcy, insolvency and the relief of debtors and (B) rules of law governing specific performance, injunctive relief or other equitable remedies.

15. Waiver of Right of First Offer. The holders of at least two-thirds of the Conversion Shares issued or issuable upon conversion of the Series A Preferred and Series B Preferred, voting together as a class and not as a separate series, and the holders of at least sixty-six and two-thirds percent of the Conversion Shares issued or issuable upon conversion of the Series C Preferred and Series C-1 Preferred, voting together as a single class and not as separate series, hereby waive, in accordance with Section 18(d) of the Prior Investor Rights Agreement, the rights of all of the Holders under Section 10 of the Prior Investor Rights Agreement. Such waiver shall be binding upon all parties to the Prior Investor Rights Agreement.

16. Termination of Prior Investor Rights Agreement. The Company, the holders of at least two-thirds of the Conversion Shares issued or issuable upon conversion of the Series A Preferred and Series B Preferred, voting together as a class and not as separate series and the holders of at least sixty-six and two-thirds percent of the Conversion Shares issued or issuable upon conversion of the Series C Preferred and Series C-1 Preferred, voting together as a single class and not as separate series, hereby agree that, upon the execution of this Agreement, the Prior Investor Rights Agreement shall terminate and be of no further force or effect, and each signature page to the Prior Investor Rights Agreement shall be deemed to be an executed counterpart of this Agreement.

17. Miscellaneous.

(a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Preferred Shares or Restricted Stock), whether so expressed or not, provided, however, that (A) registration rights conferred herein on the holders of Preferred Shares or Restricted Stock shall only inure to the benefit of a transferee of Preferred Shares or Restricted Stock if (i) such transferee is reasonably acceptable to the Company and there is transferred to such transferee at least 20% of the total shares of Restricted Stock originally issued to the direct or indirect transferor of such transferee; (ii) such transferee is a partner, retired partner, shareholder, member or affiliate of a party hereto which is a partnership, corporation or limited liability company; (iii) such transferee is another Holder or an affiliate of such Holder; or (iv) such transferee is a family member, or trust for the benefit of, an individual transferor and (B) no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and provided, further, that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation, the provisions of this Section 17.

(b) All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed effectively given upon (i) personal delivery to the party to be notified; (ii) if sent by facsimile machine, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) such notice is sent if sent (as evidenced by the facsimile confirmed receipt) prior to 5:00 p.m. Eastern Standard Time and, if sent after 5:00 p.m. Eastern Standard Time, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) after which such notice is sent; (iii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery; or (iv) five days after deposit in the United States mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified, all such notices to be sent to the address of the party to be notified as set forth below:

if to the Company or any other party hereto, at the address of such party set forth on the signature pages hereto;

if to any subsequent holder of Preferred Shares or Restricted Stock, to it at such address as may have been furnished to the Company in writing by such holder;

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Preferred Shares or Restricted Stock) or to the holders of Preferred Shares or Restricted Stock (in the case of the Company) in accordance with the provisions of this paragraph.

Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended.

(c) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

(d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of (i) the Company, (ii) the holders of at least two-thirds of the Conversion Shares issued or issuable upon conversion of the Series A Preferred, Series B Preferred, Series B-[x] Preferred and Series C-1 Preferred, voting together as a class and not as separate series and (iii) the holders of at least sixty-six and two-thirds percent (66 2/3%) of the Conversion Shares issued or issuable upon conversion of the Series C Preferred and Series C-2 Preferred, voting together as a single class and not as a separate series; provided, however, that in the event that such amendment, modification or waiver adversely affects the obligations and/or rights of such a holder in a different manner than the other such holders, such amendment or waiver shall also require the written consent of the holders of a majority in interest of such adversely affected holders.

(e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(f) The Company shall have no obligations pursuant to Sections 4, 5 or 6 with respect to any request or requests for registration made by any Holder on a date more than seven (7) years after the closing date of the IPO.

(g) Each Holder hereby agrees that it will not, during the period commencing on the date of the final prospectus relating to the Company’s initial public offering and ending on the date specified by the Company and the managing underwriter of such offering (such period not to exceed one hundred eighty (l80) days) without the prior written consent of the underwriters, (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; provided, however, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to this Agreement, all other persons selling shares of Common Stock in such offering, all persons holding in excess of 2% of the capital stock of the Company on a fully diluted basis and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 17(g). The underwriters in connection with the Company’s initial public offering are intended third-party beneficiaries of this Section 17(g) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

(h) Notwithstanding the provisions of Section 7(a), the Company’s obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 24-month period if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company, should not be disclosed.

(i) The Company shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

(j) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amended and Restated Investor Rights Agreement effective as of the day and year first above written. This Second Amended and Restated Investor Rights Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Second Amended and Restated Investor Rights Agreement by signing any such counterpart.

ACHILLION PHARMACEUTICALS, INC.

By:	/s/ Michael D. Kishbauch
Name:	Michael D. Kishbauch
Title:	President and Chief Executive Officer

Address:	300 George Street
New Haven, CT 06511

HOLDERS:

GILEAD SCIENCES, INC.

By:	/s/ John F. Milligan
Name:	John F. Milligan, Ph.D.
Title:	Executive Vice President and CFO

Address:

SGC PARTNERS I LLC

By:	/s/ Christopher A. White
Name:
Title:	Director

Address:	1221 Avenue of the Americas
New York, NY 10020

Signature Page to Second Amended and Restated Investor Rights Agreement

SG COWEN VENTURES I, L.P.

By:	Société Générale Investment Corporation Its General Partner

By:
Name:
Title:

Address:	1221 Avenue of the Americas New York, NY 10020

STELIOS PAPADOPOULOS

By:	/s/ Stelios Papadopoulos
Name:	Stelios Papadopoulos

Address:	3 Somerset Drive South Great Neck, NY 11020

BEAR STEARNS HEALTH INNOVENTURES, L.P.

By:	/s/ Stefan Ryser
Name:	Stefan Ryser, Ph.D.
Title:	Managing Partner

Address:	383 Madison Avenue New York, NY 10179

BEAR STEARNS HEALTH INNOVENTURES OFFSHORE, L.P.

By:	/s/ Stefan Ryser
Name:	Stefan Ryser, Ph.D.
Title:	Managing Partner

Address:	383 Madison Avenue New York, NY 10179

Signature Page to Amended and Restated Investor Rights Agreement

BSHI MEMBERS, L.L.C.

By:	/s/ Stefan Ryser
Name:	Stefan Ryser, Ph.D.
Title:	Managing Partner

Address:	383 Madison Avenue New York, NY 10179

BEAR STEARNS HEALTH INNOVENTURES EMPLOYEE FUND, L.P.

By:	/s/ Stefan Ryser
Name:	Stefan Ryser, Ph.D.
Title:	Managing Partner

Address:	383 Madison Avenue New York, NY 10179

BX, L.P.

By:	/s/ Stefan Ryser
Name:	Stefan Ryser, Ph.D.
Title:	Managing Partner

Address:	383 Madison Avenue New York, NY 10179

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP1

By:	SCHRODER VENTURE MANAGERS INC., Its General Partner

By:	/s/ Deborah Speight	/s/ Douglas Mello
Name:	Deborah Speight	Douglas Mello
Title:	Director and Vice President	Secretary

Address:	22 Church Street Hamilton HM 11 Bermuda

Signature Page to Amended and Restated Investor Rights Agreement

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP2

By:	SCHRODER VENTURE MANAGERS INC., Its General Partner

By:	/s/ Deborah Speight	/s/ Douglas Mello
Name:
Title:	Director and Vice President	Secretary

Address:	22 Church Street Hamilton HM 11 Bermuda

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II LP3

By:	SCHRODER VENTURE MANAGERS INC., Its General Partner

By:	/s/ Deborah Speight	/s/ Douglas Mello
Name:
Title:	Director and Vice President	Secretary

Address:	22 Church Street Hamilton HM 11 Bermuda

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II STRATEGIC PARTNERS L.P.

By:	SCHRODER VENTURE MANAGERS INC., Its General Partner

By:	/s/ Deborah Speight	/s/ Douglas Mello
Name:
Title:	Director and Vice President	Secretary

Address:	22 Church Street Hamilton HM 11 Bermuda

Signature Page to Amended and Restated Investor Rights Agreement

SCHRODER VENTURES INTERNATIONAL LIFE SCIENCES FUND II GROUP CO-INVESTMENT SCHEME

By:	SITCO NOMINEES LTD. - VC 01903 Its Nominee

By:
Name:
Title:

Address:	22 Church Street Hamilton HM 11 Bermuda

SCHRODER VENTURES INVESTMENTS LIMITED

By:	SV (NOMINEES) LIMITED Its Nominee

By:	/s/ Chris Cochrane
Name:	Chris Cochrane
Title:	Alternate to Laurence S. Monan

Address:

SITCO NOMINEES LTD. VC01903

By:
Name:
Title:

Address:

Signature Page to Amended and Restated Investor Rights Agreement

CONNECTICUT EMERGING ENTERPRISES, L.P.

By:	Emerging Enterprises Management LLC Its General Partner

	By:	Connecticut Innovations, Incorporated Its Sole Member

	By:	/s/ Arnold B. Brandyberry
	Name:	Arnold B. Brandyberry
	Title:	Executive Vice President and COO

	Address:	999 West Street Rock Hill, CT 06067

CONNECTICUT INNOVATIONS, INCORPORATED

By:	/s/ Arnold B. Brandyberry
Name:	Arnold B. Brandyberry
Title:	Executive Vice President and COO

Address:	999 West Street Rocky Hill, CT 06067

ADVENT PARTNERS HLS II LIMITED PARTNERSHIP

By:	ADVENT INTERNATIONAL CORPORATION Its General Partner

By:	/s/ Jason Fisherman
Name:	Jason Fisherman
Title:	Senior Vice President

Address:	75 State Street Boston, MA 02109

Signature Page to Amended and Restated Investor Rights Agreement

ADVENT PARTNERS LIMITED PARTNERSHIP

By:	ADVENT INTERNATIONAL CORPORATION Its General Partner

By:	/s/ Jason Fisherman
Name:	Jason Fisherman
Title:	Senior Vice President

Address:	75 State Street Boston, MA 02109

ADVENT HEALTH CARE AND LIFE SCIENCES II LIMITED PARTNERSHIP

By:	ADVENT INTERNATIONAL LIMITED PARTNERSHIP Its General Partner

By:	ADVENT INTERNATIONAL CORPORATION Its General Partner

By:	/s/ Jason Fisherman
Name:	Jason Fisherman
Title:	Senior Vice President

Address:	75 State Street Boston, MA 02109

Signature Page to Amended and Restated Investor Rights Agreement

ADVENT HEALTH CARE AND LIFE SCIENCES II BETEILIGUNG GMBH & CO. KG

By:	ADVENT HEALTH CARE AND LIFE SCIENCES II VERWALTUNGS GMBH, Its General Partner

By:	ADVENT INTERNATIONAL LIMITED PARTNERSHIP, Its Managing General Partner

By:	ADVENT INTERNATIONAL CORPORATION Its General Partner

By:	/s/ Jason Fisherman
Name:	Jason Fisherman
Title:	Senior Vice President

Address:	75 State Street Boston, MA 02109

ATLAS VENTURE ENTREPRENEURS’ FUND V, L.P.

ATLAS VENTURE FUND V, L.P.

ATLAS VENTURE PARALLEL FUND V-A, C.V.

By:	ATLAS VENTURE ASSOCIATES V, L.P., Their General Partner

By:	ATLAS VENTURE ASSOCIATES V, INC., Its General Partner

By:	/s/ Jean Francois Formela
Name:
Title:	Vice President

Address:	890 Winter Street, Suite 320 Waltham, MA 02451-1470

Signature Page to Amended and Restated Investor Rights Agreement

OAKWOOD MEDICAL INVESTORS III (QP), L.L.C.

By:	Oakwood Medical Management III, L.L.C., its Manager

By:	/s/
Name:
Title:

Address:
Oakwood Medical Investors
439 Kirkwood Road, Suite 208
St. Louis, Missouri 63122

OAKWOOD MEDICAL INVESTORS III, L.L.C.

By:	Oakwood Medical Management III, L.L.C., its Manager

By:	/s/
Name:
Title:

Address:
Oakwood Medical Investors
439 Kirkwood Road, Suite 208
St. Louis, Missouri 63122

Signature Page to Amended and Restated Investor Rights Agreement

COMMUNITY INVESTMENT PARTNERS IV L.P., LLLP

CIP Management L.P., LLLP, its managing general partner

By:
Daniel A. Burkhardt, chairman of CIP Management, Inc., managing general partner of CIP Management L.P., LLLP

Address:
Community Investment Partners IV L.P., LLLP
Daniel A. Burkhardt
c/o CIP Management L.P., LLLP
The Jones Financial Companies, L.L.L.P.
12555 Manchester Road
St. Louis, Missouri 63131

SCHEER INVESTMENT HOLDINGS III, L.LC.,

By:	/s/ David I. Scheer
Name:	David I. Scheer
Title:	Managing Member

Address:	c/o Scheer & Company, Inc. 250 West Main Street Branford, CT 06405

YALE UNIVERSITY

By:
Name:
Title:

Address:	Office of Cooperative Research Yale University 155 Whitney Ave., Room 210 New Haven, CT 06520

Signature Page to Amended and Restated Investor Rights Agreement

BARBARA PIETTE

By:	/s/ Barbara Piette
Name:	Barbara Piette

Address:	8 Gracewood Park Cambridge, MA 02138

OAK INVESTMENT PARTNERS VIII, LIMITED PARTNERSHIP

By:	OAK ASSOCIATES VIII, LLC Its General Partner

By:
A Member

Address:	One Gorham Island Westport, CT 06880

OAK VIII AFFILIATES FUND, L.P.

By:	OAK ASSOCIATES VIII, LLC Its General Partner

By:
A Member

Address:	One Gorham Island Westport, CT 06880

WEBSTER FINANCIAL CORPORATION

By:
Name:
Title:

Address:

PGE INVESTMENTS 2002, LLC

By:
Name:
Title:

Address:

Signature Page to Amended and Restated Investor Rights Agreement

CRESTWOOD CAPITAL INTERNATIONAL, LTD.

By:
Name:
Title:

Address:

CRESTWOOD CAPITAL PARTNERS II, L.P.

By:
Name:
Title:

Address:

CRESTWOOD CAPITAL PARTNERS, L.P.

By:
Name:
Title:

Address:

GE CAPITAL CORPORATION

By:
Name:
Title:

Address:

H&D INVESTMENTS 2001

By:
Name:
Title:

Address:

Signature Page to Amended and Restated Investor Rights Agreement

KBL HEALTHCARE, L.P.

By:	/s/
Name:
Title:

Address:

KBL PARTNERSHIP, L.P.

By:	/s/
Name:
Title:

Address:

JONAS V. ALSENAS

Jonas V. Alsenas

Address:

CHRISTOPHER A. WHITE

By:	/s/ Christopher A. White
Name:	Christopher A White

Address:	c/o SG Cowen
1221 Avenue of the Americas
New York, New York 10020

PETER REIKES

By:	/s/ Peter N. Reikes
Name:	Peter Reikes

Address:	c/o SG Cowen
1221 Avenue of the Americas
New York, New York 10020

Signature Page to Amended and Restated Investor Rights Agreement

DAVID M. MALCOLM

By:	/s/ David M. Malcolm
Name:	David M. Malcolm

Address:	c/o SG Cowen
1221 Avenue of the Americas
New York, New York 10020

KIM FENNEBRESQUE

By:	/s/ Kim Fennebresque
Name:	Kim Fennebresque

Address:	c/o SG Cowen
1221 Avenue of the Americas
New York, New York 10020

Signature Page to Amended and Restated Investor Rights Agreement